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                                                                   Exhibit 10.3

                                                                [EXECUTION COPY]

                                PLEDGE AGREEMENT

     This PLEDGE AGREEMENT (this "Agreement"), dated as of February 10, 2005, is entered into by and between PAHC HOLDINGS CORPORATION, a Delaware corporation ("Pledgor") and HSBC BANK USA, NATIONAL ASSOCIATION ("HSBC"), as collateral agent (together with its successor(s) thereto in such capacity, "Collateral Agent") for the Trustee and Noteholders, in light of the following:

     WHEREAS, Pledgor, Collateral Agent and HSBC, as Trustee ("Trustee"), have entered into an Indenture, dated as of February 10, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which Pledgor has issued $29,000,000 aggregate principal amount of its 15% Senior Secured Notes due 2010 (and, together with any additional notes that may be issued by Pledgor from time to time thereunder or exchanged therefor or for such additional notes, the "Notes");

     WHEREAS, Pledgor beneficially owns the specified Equity Interests identified as Pledged Interests in the Persons identified as Issuers listed under the name of Pledgor on Schedule A attached hereto (or any addendum thereto);

     WHEREAS, Pledgor desires to secure its Obligations under the Notes by granting to Collateral Agent, for the benefit of itself, the Trustee and the Noteholders, security interests in the Collateral as set forth herein; and

     WHEREAS, to induce the Initial Purchaser to purchase the Notes, each Noteholder to hold the Notes to be held by it and HSBC to act in its capacities as Trustee and Collateral Agent, Pledgor desires to pledge, grant, transfer, and assign to Collateral Agent, for the benefit of itself, the Noteholders and the Trustee, a security interest in the Pledged Collateral (as hereinafter defined) to secure the Secured Obligations (as hereinafter defined), as provided herein.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:

     1.   Definitions And Construction.

          (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. The following terms, as used in this Agreement, shall have the following meanings:

     "Agreement" has the meaning set forth in the preamble hereto.

     "Bankruptcy Code" shall have the meaning ascribed to the term Bankruptcy
Law in the Indenture.
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     "Chief Executive Office" means the address of the chief executive office of
Pledgor set forth on Schedule B hereto.

     "Code" means the Uniform Commercial Code as in effect from time to time in the State of New York.

     "Collateral Agent" has the meaning set forth in the preamble hereto.

     "Defeasance" means, with respect to any obligation, the defeasance thereof pursuant to a "defeasance" or "covenant defeasance" as defined in and described under Section 8.02 of the Indenture.

     "Disposition" shall have the meaning ascribed to the term Asset Sale in the Indenture, and the words "Dispose", "Disposing" and "Disposal" shall be interpreted similarly.

     "Equity Interests" means all shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or equivalent entity, whether voting or nonvoting, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the SEC under the Exchange Act).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor statute.

     "Future Rights" means (a) to the extent of Pledgor's interest therein, all shares of, all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase Equity Interests of any other Person in which Pledgor, after the date of this Agreement, acquires a direct equity interest, irrespective of whether such Person is or becomes a Subsidiary of Pledgor; and (b) the certificates or instruments representing such additional Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.

     "Holder" has the meaning set forth in Section 3(c) of this Agreement.

     "HSBC" has the meaning set forth in the preamble of this Agreement.

     "Indenture" has the meaning set forth in the recitals hereto.

     "Indenture Documents" means this Agreement, the other Collateral Agreements, the Indenture and the Notes.

     "Issuers" means each of the Persons identified as an Issuer on Schedule A attached hereto (or any addendum thereto), and any successors thereto, whether by merger or otherwise.


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     "Noteholders" has the meaning ascribed to the term "Holders" set forth in the Indenture.

     "Notes" has the meaning set forth in the recitals hereto.

     "Permitted Disposition" means a Disposition consummated in accordance with the terms of Section 4.16 of the Indenture.

     "Pledged Collateral" and "Collateral" mean the Pledged Interests, the Future Rights, and the Proceeds, collectively; provided, however, that neither Pledged Collateral nor Collateral shall include any Voting Stock of Phibro Animal Health until the earlier to occur of (i) the redemption of all of the outstanding shares of the Series C Preferred Stock of Phibro Animal Health and
(ii) March 1, 2005.

     "Pledged Interests" means all of the Equity Interests identified as Pledged Interests of such Issuer on Schedule A attached hereto (or any addendum thereto).

     "Pledgor" has the meaning set forth in the preamble hereto.

     "Proceeds" means all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in the Code, with respect thereto); (b) "proceeds," as such term is defined in the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.

     "Record" means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

     "SEC" means the United States Securities and Exchange Commission and any successor thereto.

     "Secured Obligations" means all liabilities, obligations, or undertakings owing by Pledgor to Collateral Agent, the Trustee or any Noteholder of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Indenture, the Notes, this Agreement, or any of the other Indenture Documents, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due,


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voluntary or involuntary, whether now existing or hereafter arising, and including all interest, costs, indemnities, fees (including attorneys fees), and expenses (including interest, costs, indemnities, fees, and expenses that, but for the provisions of the Bankruptcy Code, would have accrued irrespective of whether a claim therefor is allowed) and any and all other amounts which Pledgor is required to pay pursuant to any of the foregoing, by law, or otherwise.

     "Securities Act" has the meaning set forth in Section 9(c).

     "Trustee" has the meaning set forth in the recitals hereto.

          (b) Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "include" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule and exhibit references herein are to this Agreement unless otherwise specified. All of the exhibits or schedules attached to this Agreement shall be deemed incorporated herein by reference. Any reference in this Agreement to any of the following documents includes any and all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements thereto or thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth therein): the Indenture, this Agreement, and the other Indenture Documents. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Collateral Agent, the Trustee, any Noteholder, or Pledgor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by Pledgor, Collateral Agent, the Noteholders and the Trustee, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Collateral Agent, the Trustee, any Noteholder and Pledgor. Any reference herein to the payment in full of the Secured Obligations shall mean the payment in full in cash of all Secured Obligations other than contingent indemnification Secured Obligations. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record and any Record transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein. In the event of any direct conflict between the express terms and provisions of this Agreement and of the Indenture, the terms and provisions of the Indenture shall control; provided, however, that the inclusion herein of additional obligations on the part of Pledgor and supplemental rights and remedies in favor of Collateral Agent, in each case with respect to the Pledged Collateral, shall not be deemed a conflict with the Indenture.

     2. Pledge. Pledgor hereby pledges, grants, transfers, and assigns to Collateral Agent, for the benefit of Collateral Agent, the Noteholders and the Trustee, a security interest in all of Pledgor's right, title, and interest in and to the Pledged Collateral in order to secure prompt repayment of any and all of the Secured Obligations in accordance with the terms and conditions of the Indenture Documents to which Pledgor is a party, and in order to secure prompt


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performance by Pledgor of Pledgor's covenants and duties under each Indenture
Document to which Pledgor is a party. Anything contained in this Agreement or any other Indenture Document to the contrary notwithstanding, except for Permitted Dispositions and as permitted in Section 3(d) of this Agreement, Pledgor does not have any authority, express or implied, to Dispose of any item or portion of the Pledged Collateral.

     3.   Delivery and Registration of Pledged Collateral.

          (a) All certificates or instruments representing or evidencing the Pledged Collateral shall be promptly delivered by Pledgor to Collateral Agent or Collateral Agent's designee pursuant hereto at a location designated by Collateral Agent and shall be held by or on behalf of Collateral Agent pursuant hereto, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to Collateral Agent.

          (b) Upon the occurrence and during the continuance of an Event of Default, Collateral Agent shall have the right, at any time in its discretion and without notice to any Pledgor, to transfer to or to register on the books of the Issuers (or of any other Person maintaining records with respect to the Pledged Collateral) in the name of Collateral Agent for the benefit of the Secured Parties or any of its nominees any or all of the Pledged Collateral. In addition, Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations.

          (c) If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than Collateral Agent or Pledgor (a "Holder"), then Pledgor shall promptly, at Collateral Agent's option, either cause such Pledged Collateral to be delivered into Collateral Agent's possession, or execute and deliver to such Holder a written notification/instruction, and take all other steps necessary to perfect the security interest of Collateral Agent in such Pledged Collateral, including obtaining from such Holder a written acknowledgment that such Holder holds such Pledged Collateral for Collateral Agent, all pursuant to the Code or other applicable law governing the perfection of Collateral Agent's security interest in the Pledged Collateral in the possession of such Holder. Each such notification/instruction and acknowledgment shall be in form and substance reasonably satisfactory to Collateral Agent.

          (d) Any and all Pledged Collateral (including dividends, interest, and other cash distributions) at any time received or held by Pledgor shall be so received or held in trust for Collateral Agent, shall be segregated from other funds and property of Pledgor and shall be forthwith delivered to Collateral Agent in the same form as so received or held, with any necessary endorsements; provided that cash dividends, cash interest or cash distributions received by Pledgor, if and to the extent they are not prohibited by the Indenture, may be retained by Pledgor in accordance with Section 4 and used in the ordinary course of Pledgor's business.


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          (e) If at any time and from time to time any Pledged Collateral consists of an uncertificated security or a security in book entry form, then Pledgor shall promptly cause such Pledged Collateral to be registered or entered, as the case may be, in the name of Collateral Agent, for the benefit of the Secured Parties, or otherwise cause the security interest held by Collateral Agent, for the benefit of the Secured Parties, to be perfected in accordance with applicable law.

     4.   Voting Rights and Dividends.

          (a) With respect to Pledgor, so long as (i) no Event of Default shall have occurred and be continuing or (ii) if an Event of Default has occurred and is continuing, Pledgor shall not have received the written notice from Collateral Agent described below in Section 4(b), Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral applicable to it or any part thereof for any purpose not inconsistent with the terms of the Indenture Documents.

          (b) Upon the occurrence and during the continuance of an Event of Default, at the election of Collateral Agent, upon the receipt by Pledgor of written notice of such election by Collateral Agent, all rights of Pledgor to exercise the voting and other consensual rights or receive and retain cash dividends or distributions that it would otherwise be entitled to exercise or receive and retain, as applicable pursuant to Section 4(a), shall cease, and all such rights shall thereupon become vested in Collateral Agent, for the benefit of the Secured Parties, who shall thereupon have the sole right to exercise such voting or other consensual rights and to receive and retain such cash dividends and distributions subject to the terms of the Indenture. Upon the receipt of such written notice, Pledgor shall execute and deliver (or cause to be executed and delivered) to Collateral Agent all such proxies and other instruments as Collateral Agent may reasonably request for the purpose of enabling Collateral Agent to exercise, on behalf of the Secured Parties, the voting and other rights which it is entitled to exercise, on behalf of the Secured Parties, and to receive the dividends and distributions that it is entitled to receive and retain, on behalf of the Secured Parties, pursuant to the preceding sentence. Following the waiver or cure of any such Event of Default, Collateral Agent shall, upon the reasonable request and at the expense of Pledgor, execute and deliver (without recourse, representation or warranty) to Pledgor such agreements or instruments as Pledgor may reasonably request, to terminate such proxies and other instruments.

     5. Representations and Warranties. Pledgor represents, warrants, and covenants to Collateral Agent as follows:

          (a) Pledgor has taken all steps it deems necessary or appropriate to be informed on a continuing basis of changes or potential changes affecting the Pledged Collateral (including rights of conversion and exchange, rights to subscribe, payment of dividends, reorganizations or recapitalization, tender offers and voting rights), and Pledgor agrees that none of Collateral Agent, the Trustee or any Noteholder shall have any responsibility or liability for informing Pledgor of any such changes or potential changes or for taking any action or omitting to take any action with respect thereto;


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          (b) To the best of Pledgor's knowledge, all information herein or hereafter supplied to Collateral Agent or any other Secured Party by or on behalf of Pledgor in writing with respect to the Pledged Collateral is, or in the case of information hereafter supplied will be, accurate and complete in all material respects;

          (c) Pledgor is and will be the sole legal and beneficial owner of the Pledged Collateral (including the Pledged Interests and all other Pledged Collateral acquired by Pledgor after the date hereof) free and clear of any adverse claim, Lien, or other right, title, or interest of any party, other than the Liens held by Collateral Agent for the benefit of Collateral Agent, the Noteholders and the Trustee and the Permitted Liens;

          (d) This Agreement and the delivery to Collateral Agent of the Pledged Interests representing Pledged Collateral (or the delivery to all Noteholders of the Pledged Interests representing Pledged Collateral of the notification/instruction referred to in Section 3 of this Agreement), creates a valid, perfected, and first priority security interest in one hundred percent (100%) of the Pledged Interests which are in certificated form in favor of Collateral Agent for the benefit of itself, the Trustee and the Noteholders, securing payment of the Secured Obligations, and all actions necessary to achieve such perfection have been duly taken, subject to the laws under which each Issuer that is a Foreign Subsidiary is organized;

          (e) Schedule A to this Agreement is true and correct and complete in all material respects as of the date hereof; without limiting the generality of the foregoing, as of the date hereof: (i) except as set forth in Schedule A, all the Pledged Interests are in certificated form, and, except to the extent registered in the name of Collateral Agent or its nominee, for the benefit of the Secured Parties, pursuant to the provisions of this Agreement, are registered in the name of Pledgor; and (ii) the Pledged Interests as to each of the Issuers constitute at least the percentage of all the fully diluted issued and outstanding Equity Interests of such Issuer as set forth in Schedule A to this Agreement;

          (f) The Pledged Interests that are Equity Interests in general partnerships, limited partnerships or limited liability companies (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not have terms expressly providing that they are securities governed by Article 8 of the Code, and (iii) are not investment company securities, and are not, therefore, "securities" governed by Article 8 of the Code;

          (g) There are no presently existing Future Rights or Proceeds (other than cash dividends and distributions) owned by Pledgor as of the date hereof;

          (h) The Pledged Interests have been duly authorized and validly issued and are fully paid and nonassessable (subject in the case of each Issuer incorporated under the New York Business Corporation Law, to section 630 thereof);

          (i) Neither the pledge of the Pledged Collateral pursuant to this Agreement nor the extensions of credit represented by the Secured Obligations violates Regulation T, U or X of the Board of Governors of the Federal Reserve System; and


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          (j) Each direct Subsidiary of Pledgor is an Issuer of Pledged
Interests that have been pledged hereunder.

     6.   Further Assurances.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, it will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or reasonably desirable, or that Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) at the request of Collateral Agent, mark conspicuously each of its records pertaining to the Pledged Collateral with a legend, in form and substance reasonably satisfactory to Collateral Agent, indicating that such Pledged Collateral is subject to the security interest granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or reasonably desirable, or as Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby; (iii) allow inspection of the Pledged Collateral and Records related thereto by Collateral Agent or Persons designated by Collateral Agent, from time to time hereafter; and (iv) appear in and defend any action or proceeding that may affect Pledgor's title to or Collateral Agent's security interest in the Pledged Collateral.

          (b) Pledgor shall file, or shall cause to be filed, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Pledged Collateral. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

          (c) Pledgor will furnish to Collateral Agent, upon the request of Collateral Agent: (i) a certificate executed by an authorized officer of Pledgor, and dated as of the date of delivery to Collateral Agent, itemizing in such detail as Collateral Agent may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to Collateral Agent by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as Collateral Agent may request.

     7.   Covenants of Pledgor. Pledgor shall:

          (a) Perform each and every covenant in the Indenture Documents applicable to Pledgor;

          (b) At all times keep at least one complete set of its records concerning substantially all of the Pledged Collateral at its Chief Executive Office as set forth in Schedule B hereto, and not change the location of its Chief Executive Office or such records without giving Collateral Agent at least thirty (30) days' prior written notice thereof;


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          (c) Upon receipt by Pledgor of any material notice, report, or other communication from any of the Issuers or any Holder relating to all or any part of the Pledged Collateral, deliver such notice, report or other communication to Collateral Agent promptly, but in no event later than five (5) days following the receipt thereof by Pledgor; and

          (d) Not permit any of the Issuers to: (i) authorize the amendment of or amend the organic documents of such Issuer that is a general partnership, limited partnership or limited liability company to provide that the Equity Interests of such Issuer is governed by Article 8 of the Uniform Commercial Code as adopted by the jurisdiction in which such Issuer is formed, or (ii) authorize the issuance of or issue certificates evidencing any of the Equity Interests of such Issuer that is a general partnership, limited partnership or limited liability company, without giving the Collateral Agent at least thirty (30) days' prior written notice thereof.

     8.   Collateral Agent as Pledgor's Attorney-in-Fact.

          (a) Pledgor hereby irrevocably appoints Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Collateral Agent or otherwise, from time to time at Collateral Agent's discretion, to take any action and to execute any instrument that Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default, to receive, endorse, and collect all instruments made payable to Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to issue any notifications/instructions Collateral Agent deems necessary pursuant to
Section 3 of this Agreement; or (iii) to arrange for the transfer of the Pledged Collateral on the books of any of the Issuers or any other Person to the name of Collateral Agent or to the name of Collateral Agent's nominee.

          (b) In addition to the designation of Collateral Agent as Pledgor's attorney-in-fact in subsection (a), Pledgor hereby irrevocably appoints Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, as Pledgor's agent and attorney-in-fact with power to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or any of the Issuers engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the rights granted hereunder to Collateral Agent, the Noteholders and the Trustee, or Collateral Agent for the benefit thereof.

     9. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default:

          (a) Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may exercise in respect of the Pledged Collateral, in addition to other rights and


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remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (irrespective of whether the Code applies to the affected items of Pledged Collateral), and Collateral Agent, on behalf of Collateral Agent, the Noteholders and the Trustee, may also without notice (except as specified below) sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Collateral Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of such Pledged Collateral. To the maximum extent permitted by applicable law, Collateral Agent may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Pledged Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten (10) calendar days' notice to Pledgor of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, Pledgor hereby waives any claims against Collateral Agent arising because the price at which any Pledged Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

          (b) Pledgor hereby agrees that any sale or other Disposition of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the State of New York in Disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable.

          (c) Pledgor hereby acknowledges that the sale by Collateral Agent of any Pledged Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933 as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which Collateral Agent or any subsequent transferee of the Pledged Collateral may Dispose thereof. Pledgor acknowledges and agrees that in order to protect Collateral Agent's interest it may be necessary to sell the Pledged Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. Pledgor shall not have any objection to sale in such a manner and agrees that Collateral Agent shall have no obligation to obtain the maximum possible price for the Pledged Collateral so long as the sale is conducted in a commercially reasonable manner. Without limiting the generality of the foregoing, Pledgor


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
agrees that, upon the occurrence and during the continuation of an Event of Default, Collateral Agent may, subject to applicable law, from time to time attempt to sell all or any part of the Pledged Collateral by a private placement, restricting the bidders and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Collateral Agent may solicit offers to buy the Pledged Collateral or any part thereof for cash, from a limited number of investors deemed by Collateral Agent, in its reasonable judgment, to be institutional investors or other responsible parties who might be interested in purchasing the Pledged Collateral. If Collateral Agent shall solicit such offers and so long as the sale is conducted in accordance with applicable law, then the acceptance by Collateral Agent of one of the offers shall be deemed to be a commercially reasonable method of Disposition of the Pledged Collateral.

          (d) If Collateral Agent shall determine to exercise its right to sell all or any portion of the Pledged Collateral pursuant to this Section, Pledgor agrees that, upon request of Collateral Agent, Pledgor will, at its own expense:

               (i) use its best efforts to execute and deliver, and cause the Issuers and the directors and officers thereof to execute and deliver, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Collateral Agent, advisable to register such Pledged Collateral under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

               (ii) use its best efforts to qualify the Pledged Collateral under the state securities laws or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by Collateral Agent;

               (iii) cause the Issuers to make available to their respective security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act;

               (iv) execute and deliver, or cause the officers and directors of the Issuers to execute and deliver, to any Person, entity or governmental authority as Collateral Agent may choose, any and all documents and writings which, in Collateral Agent's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where Pledgor or the Issuers engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce Collateral Agent's rights hereunder; and

               (v) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law.

Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

          (e) PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY LAW:
(i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME COLLATERAL AGENT DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT IT NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

     10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by Collateral Agent as Pledged Collateral and all cash proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by Collateral Agent of its remedies as a secured creditor as provided in Section 9 shall be applied from time to time by Collateral Agent as provided in the Indenture.

     11. Duties of Collateral Agent. The powers conferred on Collateral Agent hereunder are solely to protect its interests in the Pledged Collateral and shall not impose on it any duty to exercise such powers. Except as provided in
Section 9-207 of the Code, Collateral Agent shall have no duty with respect to the Pledged Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Pledged Collateral.

     12. Choice of Law and Venue. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT AND THE OTHER INDENTURE DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH PLEDGED COLLATERAL OR OTHER PROPERTY MAY BE FOUND. PLEDGOR AND COLLATERAL AGENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 12.

     13. Amendments; Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Collateral Agent and Pledgor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of Collateral Agent to exercise, and no delay in exercising any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Indenture Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

     14. Notices. All notices and other communications hereunder to either party hereto shall be in writing and shall be mailed, sent or delivered in accordance with the Indenture.

     15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall: (i) remain in full force and effect until the payment in full of the Secured Obligations (other than contingent indemnification obligations) or the Defeasance thereof; (ii) be binding upon Pledgor and its successors and assigns; and (iii) inure to the benefit of Collateral Agent and its successors, transferees, and assigns, in each case other than as expressly permitted pursuant to the terms of the Indenture Documents. Upon the payment in full of the Secured Obligations (other than contingent indemnification obligations) or the Defeasance thereof, the security interests granted herein shall automatically terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination, Collateral Agent will, at Pledgor's expense, execute and deliver to Pledgor such documents without recourse, representation or warranty as Pledgor shall reasonably request to evidence such termination. Such documents shall be prepared by Pledgor and shall be in form and substance reasonably satisfactory to Collateral Agent.

     16. Pledgor Remains Liable. Anything herein to the contrary notwithstanding:

          (a) Pledgor will remain liable under all agreements (including all limited liability company agreements) relating to the Pledged Collateral to the extent set forth therein, and will perform all of its duties and obligations under such agreements to the same extent as if this Agreement had not been executed;

          (b) the exercise by Collateral Agent of any of its rights hereunder will not release Pledgor from any of its duties or obligations under any such agreements; and

          (c) none of Collateral Agent, the Trustee or any Noteholder will have any obligation or liability under any such agreement by reason of this Agreement, nor will any such Person be obligated to perform any of the obligations or duties of Pledgor thereunder.

     17. Revival and Reinstatement of Obligations. If the incurrence or payment of the Secured Obligations by Pledgor, any Defeasance thereof or the transfer by Pledgor to Collateral Agent of any property of Pledgor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Collateral Agent is required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Collateral Agent is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys' fees of Collateral Agent related thereto, the liability of Pledgor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     18. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

     19. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     20. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

     21. Waiver of Marshaling. Pledgor and Collateral Agent acknowledge and agree that in exercising any rights under or with respect to the Pledged
Collateral: (i) Collateral Agent is under no obligation to marshal any Pledged Collateral; (ii) Collateral Agent may, in its absolute discretion, realize upon the Pledged Collateral in any order and in any manner it so elects; and (iii) Collateral Agent may, in its absolute discretion, apply the proceeds of any or all of the Pledged Collateral to the Secured Obligations in any order and in any manner it so elects in accordance with the Indenture Documents. Pledgor waives any right to require the marshaling of any of the Pledged Collateral.

     22. Waiver of Jury Trial. PLEDGOR AND COLLATERAL AGENT HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. PLEDGOR AND COLLATERAL AGENT REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL

COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                            [Signature page follows.]

     IN WITNESS WHEREOF, each party hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                        PLEDGOR:

                                        PAHC HOLDINGS CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Jack C. Bendheim
                                            ------------------------------------
                                            Name: Jack C. Bendheim
                                            Title: President


ACCEPTED AND AGREED:
HSBC BANK USA, NATIONAL ASSOCIATION,
as Collateral Agent


By: /s/ Herawattee Alli
    ---------------------------------
    Name: Herawattee Alli
    Title: Assistant Vice President

                                   SCHEDULE A

                                       TO

                                PLEDGE AGREEMENT

                       Pledgor: PAHC HOLDINGS CORPORATION

                                Pledged Interests

                                                                                                     PERCENTAGE
                                                                                                     OF CAPITAL
                                                                                         PLEDGOR'S   STOCK HELD
                                          NUMBER                          CERTIFICATE   PERCENTAGE   BY PLEDGOR    CERTIFICATED/
ISSUER / JURISDICTION OF ORGANIZATION    OF SHARES          CLASS           NUMBER(S)    OWNERSHIP     PLEDGED    UNCERTIFICATED
-------------------------------------   ----------   ------------------   -----------   ----------   ----------   --------------
Phibro Animal Health Corporation,            5,207   Series A Preferred       PA-2         100%         100%       Certificated
   a New York corporation
                                        11,888.501   Class B Common           B565         100%         100%       Certificated

Phibro Animal Health Corporation's Series C Preferred Stock is held by Palladium Investors, and its Class A Common Stock is held one-half by Pledgor and one-half by Jack Bendheim. The Class A Common Stock shall not be pledged until the earlier to occur of (i) the redemption of all of the outstanding shares of such Series C Preferred Stock and (ii) March 1, 2005.

                                   SCHEDULE B

                                       TO

                                PLEDGE AGREEMENT

                       PLEDGOR: PAHC Holdings Corporation

                       ADDRESS OF CHIEF EXECUTIVE OFFICE:

                      c/o Phibro Animal Health Corporation
                      65 Challenger Road
                      Ridgefield Park, NJ 07660